Second Amendment to
                      Certificate of Limited Partnership of
                 Geodyne Institutional/Pension Energy Income
                             Limited Partnership P-4


     The undersigned, desiring to amend its amended certificate of limited partnership pursuant to the Oklahoma Revised Uniform Limited Partnership Act, as amended, Okla. Stat. tit. 54 (1993), Section 301 et seq (the "Act"), do hereby state:

     1.   The    name    of    the    limited    partnership    is    Geodyne
Institutional/Pension Energy Income Limited Partnership P-4.

     2. The date of filing of the original Certificate of Limited Partnership was June 30, 1989, as amended by the First Amendment to Certificate of Limited Partnership of Geodyne Institutional/Pension Energy Income Limited Partnership P-4 filed on February 25, 1993.

     3. The Amended Certificate of Limited Partnership is hereby revised to change the name of the General Partner and Registered Agent from Geodyne Properties, Inc. to the following:

              Geodyne Resources, Inc.

Geodyne Properties, Inc. merged with Geodyne Resources, Inc., with Geodyne Resources, Inc. surviving, effective June 30, 1996.

     DATED:  July 1, 1996

                                       Geodyne Properties, Inc.
                                       by Geodyne Resources, Inc.,
                                       successor by merger

                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Resources, Inc.
                                       as General Partner


                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President



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                                       Geodyne Institutional Depositary
                                       Company, as the Limited Partner


                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Resources, Inc., as
                                       Attorney-in-Fact for all Substituted
                                       Limited Partners


                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President


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